SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2005

                    CARGO CONNECTION LOGISTICS HOLDING, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        Florida                         0-28223                65-0510294
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NO.)       (IRS EMPLOYEE
        ORGANIZATION)                                      INCORPORATION OR
                                                           IDENTIFICATION NO.)

                               600 Bayview Avenue
                             Inwood, New York 11096
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (516) 239-7000
                            (ISSUER TELEPHONE NUMBER)


                            (FORMER NAME AND ADDRESS)


         ===============================================================


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FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 30, 2005, the Company completed a financing agreement for $2,350,000 with Montgomery Equity Partners, Ltd. ("Montgomery"). Under the terms of the agreement, at Closing, the Company received the initial traunch of the funding in the amount of $1,750,000 with the balance of $600,000 to be funded two (2) days prior to the filing of the SB-2 Registration Statement with the Securities and Exchange Commission. The Company issued to Montgomery a secured convertible debenture in the amount of $1,750,000 with a 10% interest rate and a maturity date of December 28, 2007. The debentures are convertible into common shares of the Company at the lesser of (a) $0.0025 or (b) seventy five percent (75%) of the lowest Closing Bid Price of the Common Stock, as quoted by Bloomberg, LP, of the ten (10) trading days immediately preceding the Conversion Date. The Conversion Price may be adjusted pursuant to the other terms of this Debenture. The Company simultaneously issued to Montgomery five year warrants to purchase 2,000,000 shares of the Company's common stock which are exercisable at an exercise price of $0.001.

The Company is committed to filing an SB-2 Registration Statement with the SEC within 45 days from the Closing Date. As set forth above, the Company will receive the second traunch of funding two days prior to when the SB-2 is filed with the SEC. There are penalty provisions for the Company should the filing not become effective within 120 days of the Closing Date. The debentures are secured by all of the assets of the Company.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

10.1     Securities Purchase Agreement
10.2     Secured Convertible Debenture
10.3     Investor Registration Rights Agreement
10.4     Warrant to Purchase Common Stock
10.5     Security Agreement
10.6     Escrow Agreement
10.7     Subsidiary Security Agreement

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cargo Connection Logistics Holding, Inc.

                                    By: /s/ Scott Goodman
                                        --------------------------
                                    SCOTT GOODMAN
                                    President and CEO


Dated: January 9, 2006